SA FUNDS – Investment Trust

SA U.S. Fixed Income Fund SA Global Fixed Income Fund SA U.S. Core Market Fund SA U.S. Value Fund SA U.S. Small Company Fund	SA International Value Fund SA International Small Company Fund SA Emerging Markets Value Fund SA Real Estate Securities Fund (together, the “SA Funds”)

Supplement dated March 30, 2018 to the
Prospectus and Statement of Additional Information,
each dated October 29, 2017, as amended

This Supplement amends information in the Select Class Shares Prospectus of the SA Funds – Investment Trust (“Trust”), and the Statement of Additional Information of the Trust, each dated October 29, 2017, as amended. You may obtain a copy of the Prospectus or Statement of Additional Information free of charge, upon request, by calling the toll-free number 1-844-366-0905 or on the Internet at http://www.sa-funds.com.

Effective April 1, 2018, the Purchasing Shares section of the Prospectus, found on page 76, is being amended and replaced in its entirety with the following:

Select Class shares are available to investors that invest through the Adviser’s Strategist Program and certain registered investment companies at the discretion of the Adviser. In addition, beginning on April 1, 2018, Select Class shares are available to certain Turn-Key Asset Management Program participants who: invest through a unified managed account program sponsored by the Adviser and who invest at least $500,000 in a model portfolio that includes one or more of the Funds; or investors who are clients of investment advisors whose clients invest in aggregate at least $20 million in the Funds and other accounts managed by the Adviser. The Adviser may automatically convert Investor Class shares to Select Class shares when investment level thresholds are achieved. The minimum initial purchase amount of Select Class shares is generally $100,000 in aggregate across all of the SA Funds with no minimum for subsequent investments. In the Adviser’s discretion, the minimum initial purchase amount may be applied across all assets of the investor under administration with the investment advisor or may be reduced. If you are investing in the SA Funds through a 401(k) or other retirement plan, you should contact your employer, plan administrator or plan sponsor for the terms and procedures that pertain to your investment. A Fund, in its sole discretion, may accept or reject any order for purchase of Fund shares. You may purchase shares of the SA Funds on any day that the NYSE is open. Please contact an authorized investment provider to purchase shares of the SA Funds.

If you are making an initial investment through an investment advisor, brokerage firm or retirement program, you may need to submit a fully executed account application and funds for the purchase in the form of a check, electronic transfer or wire transfer.

If you purchase shares through an omnibus account maintained by a securities firm or through another financial intermediary, the firm or intermediary may charge you an additional fee, which will reduce your investment accordingly.

All investments must be made in U.S. dollars, and investment checks must be drawn on a U.S. bank.

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Effective April 1, 2018, the sixth paragraph of the Information Concerning Shares section of the Statement of Additional Information, found on page 43, is being amended and replaced in its entirety with the following:

Select Class shares are sold at NAV without a sales charge. As discussed above, Select Class shares are subject to a fee under the Shareholder Service Agreement between the Trust and the Adviser. Select Class shares are available to investors that invest through the Adviser’s Strategist Program and certain registered investment companies at the discretion of the Adviser. In addition, beginning on April 1, 2018, Select Class shares are available to certain Turn-Key Asset Management Program participants who: invest through a unified managed account program sponsored by the Adviser and who invest at least $500,000 in a model portfolio that includes one or more of the Funds; or investors who are clients of investment advisors whose clients invest in aggregate at least $20 million in the Funds and other accounts managed by the Adviser. The Adviser may automatically convert Investor Class shares to Select Class shares when investment level thresholds are achieved. The minimum initial purchase amount of Select Class shares is generally $100,000 across all of the SA Funds with no minimum for subsequent investments. In the Adviser’s discretion, the minimum initial purchase amount may be applied across all assets of the investor under administration with the investment advisor or may be reduced.

You should retain this Supplement for future reference.

SA Funds–Investment Trust
SEC file number: 811-09195